Exhibit 99.1

ADVERUM BIOTECHNOLOGIES AND EDITAS MEDICINE ANNOUNCE COLLABORATION TO EXPLORE DELIVERY OF GENOME EDITING MEDICINES TO THE EYE

-Collaboration Brings Together Vector and Ophthalmology Expertise of Adverum with Genome Editing Capabilities of Editas-

MENLO PARK, Calif. And CAMBRIDGE, Mass., August 09, 2016 – Adverum Biotechnologies, Inc. (Nasdaq: ADVM) and Editas Medicine, Inc. (Nasdaq: EDIT) today announced a collaboration to explore the delivery of genome editing medicines to treat up to five inherited retinal diseases. This collaboration brings together Adverum’s next-generation adeno-associated viral (AAV) vectors for use with Editas’ leading genome editing technologies to create a series of novel therapies for debilitating eye diseases that have poor therapeutic options.

“We are pleased to bring together our gene therapy capabilities with Editas’ CRISPR based approach to genome editing,” said Paul Cleveland, chief executive officer of Adverum Biotechnologies. “Our innovative vectors have the potential to deliver Editas’ genome editing components efficiently to the retina. This collaboration expands our opportunities to capitalize on our science, ophthalmology expertise and vector development know-how.”

“As we continue to invest in our genome editing platform, we are delighted to collaborate with Adverum Biotechnologies on next-generation AAV vectors,” said Katrine Bosley, president and chief executive officer of Editas Medicine. “Adverum brings a distinctive technology and experience base, and this collaboration aligns highly with our broader, multi-faceted delivery strategy.”

Under the terms of the agreement, Editas will pay Adverum an upfront fee of $1 million to evaluate Adverum next-generation vectors for use in clinical development. Editas will support all preclinical activities related to this collaboration, with a portion of the upfront fee to be credited against this funding obligation. In addition, Editas will also pay an additional option exercise fee of $1 million for an exclusive license to Adverum’s next-generation AAV vectors for use in each indication chosen as part of the collaboration. Adverum also is eligible to receive development and commercial milestone payments, as well as royalties on any resulting commercialized Editas products that incorporate Adverum’s next-generation AAV vectors.

About Adverum Biotechnologies, Inc.

Adverum is a gene therapy company committed to discovering and developing novel medicines that can offer life-changing benefits to patients living with rare diseases or diseases of the eye who currently have limited or burdensome treatment options. Adverum has a robust pipeline and is leveraging its next-generation adeno-associated virus (AAV)-based directed evolution platform to generate product candidates designed to provide durable efficacy by inducing sustained expression of a therapeutic protein. Our focus on the patient is supported by clinical development expertise and core capabilities in vector optimization, process development, manufacturing, and assay development. For more information, please visit www.adverumbio.com

About Editas Medicine

Editas Medicine is a leading genome editing company dedicated to treating patients with genetically defined diseases by correcting their disease-causing genes. Editas was founded by world leaders in genome editing, and its mission is to translate the promise of genome editing science into a broad class of transformative genomic medicines to benefit the greatest number of patients.

Forward-Looking Statements for Adverum Biotechnologies

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Adverum’s plans, potential opportunities, expectations, projections, goals, objectives, milestones, strategies, product pipeline, the sufficiency of its resources to fund the advancement of any development program or the completion of any clinical trials, and the safety, efficacy, and projected development timeline and commercial potential of products under development, all of which are based on certain assumptions made by us on current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Adverum may not consummate any plans or product development goals in a timely manner, or at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in our forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources for Adverum’s operations and to conduct or continue planned development programs and planned clinical trials and the ability to successfully develop any of its product candidates. Risks and uncertainties facing Adverum are described more fully in Adverum’s periodic reports filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Adverum undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Forward Looking Statements for Editas Medicine

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of The Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this presentation, including statements regarding Editas’ strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Editas may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of Editas’ product candidates; availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products; availability of funding sufficient for Editas’ foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other factors discussed in the “Risk Factors” section of Editas’ Quarterly Report on Form 10-Q, which is on file with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. In addition, the forward-looking statements included in this presentation represent Editas’ views as of the date of this presentation. Editas anticipates that subsequent events and developments will cause its views to change. However, while Editas may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Editas’ views as of any date subsequent to the date of this press release.

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Investor and Media Contact for Adverum:

Lauren Glaser

(650) 656-9347

lglaser@adverumbio.com

Investor Contact for Editas Medicine:

Jesse Baumgartner

Stern Investor Relations, Inc.

(212) 362-1200

jesse@sternir.com

Media Contact for Editas Medicine:

Dan Budwick

Pure Communications

(973) 271-6085

dan@purecommunicationsinc.com